Exhibit 99.1

For Immediate Release:
Media Contact:
Melissa Jarmel
312.435.7137
news@cbot.com

Investor Contact:
Tami Kamarauskas
312.789.8532
InvestorRelations@ cbot.com

CBOT HOLDINGS FOURTH QUARTER 2005 EXCHANGE AND

CLEARING FEE REVENUE UP 33 PERCENT

CHICAGO, February 9, 2006 – CBOT Holdings, Inc., holding company for the Chicago Board of Trade (CBOT®), announced today that exchange and clearing fee revenue in the fourth quarter of 2005 rose 33 percent to $86.4 million compared with $65.1 million in the 2004 fourth quarter. Net income in the fourth quarter increased $20.4 million to $17.7 million, compared with a $2.7 million loss in the fourth quarter of 2004.

Fourth quarter total revenue was $117.4 million, up from $83.6 million in the fourth quarter of 2004. Fourth quarter operating income was $30.0 million, up $31.0 million from a $1.0 million loss in the same period during the prior year. The 2004 fourth quarter included a $9.3 million member dues reversal which reduced total revenue, and included $3.5 million of litigation costs which further reduced 2004 fourth quarter operating income.

Revenue for 2005 was a record $466.6 million, up 23 percent from $380.2 million in 2004. Exchange and clearing fee revenue grew 26 percent to $349.1 million from $276.4 million in 2004. Operating income for the year was a record $132.6 million, rising 79 percent from $74.2 million in the prior year. Net income for the year was a record $76.5 million, rising 82 percent from $42.0 million in the prior year.

CBOT Holdings President and CEO Bernard W. Dan said, “In 2005, the CBOT achieved substantial success – both operationally and financially. During the 2005 fourth quarter, we successfully implemented a major upgrade to our electronic trading platform, we completed our initial public offering and posted 33 percent exchange and clearing fee revenue growth. During the past year we created additional opportunities to capture global liquidity by extending trading hours to 22 hours per day, by adding global e-cbot® connections, and by forging new relationships with exchanges in Sydney, Dubai and Singapore. While adding future growth capabilities, the CBOT team also achieved new annual volume, revenue, earnings and cash flow from operations records.”

Revenue and earnings in 2005 benefited from an increase in the average rate per contract, which compared to the same period a year ago rose 34 percent in the fourth quarter and rose 12 percent in the 2005 year. The fourth quarter rate per contract of $0.570 includes $0.011 of benefit related to lower customer refund requests. The average rate per contract represents total exchange and clearing fee revenue divided by total reported trading volume.

Fourth quarter trading volume was 151.4 million contracts, similar to 153.4 million contracts traded during the prior year’s fourth quarter. Average daily volume (ADV) in the 2005 fourth quarter was 2.4 million contracts, equivalent to the 2004 fourth quarter ADV. In addition, ADV on the CBOT’s electronic trading platform, e-cbot powered by LIFFE CONNECT®, during the fourth quarter rose to 68 percent of total exchange volume, up from 63 percent in the fourth quarter of 2004.

Trading volume for the 2005 year was 674.7 million contracts, up 12 percent compared with 2004. Average daily volume for the 2005 year was 2.7 million contracts, up 13 percent compared with the 2004 ADV.

Fourth quarter operating expense of $87.3 million includes $16.0 million of volume-based expenses, $68.3 million of non-volume based or baseline costs and $3.0 million of other costs. Approximately $4.0 million of the baseline and other costs were not included in the outlook provided October 28, 2005. Those expenses relate to December 2005 events, including $1.0 million for the final payment related to the non-qualified defined benefit pension plan termination and employee separation costs of $3.0 million related to the realignment of technology resources and related workforce reduction, which affected approximately 40 people – or about 5 percent of the company’s total workforce, and the departure of the company’s former general counsel.

Key Financial Metrics (in millions, except rate per contract)

	Dec 31 2005	Dec 31 2004	Sept 30 2005
Quarter Ended
Average Daily Volume	2.4	2.4	2.6
Reported Trading Volume	151.4	153.4	165.2
Average Rate per Contract	$0.570	$0.424	$0.501
Revenue	$117.4	$83.6	$112.2
Operating Income (Loss)	$30.0	$(1.0)	$32.9
Operating Margin	26%	na	29%
Net Income (Loss)	$17.7	$(2.7)	$19.8
Depreciation & Amortization	$13.7	$12.3	$13.1
Non-Cash Stock Compensation	$1.8	$-0-	$-0-
Capital Expenditures	$12.8	$22.6	$7.8

CBOT Fourth Quarter Operational Highlights

CBOT announced upgrades to e-cbot, along with increases in exchange fee rates for certain transactions on e-cbot, effective October 1, 2005

Initial Public Offering of CBOT Holdings Class A common stock completed

CBOT successfully moved trading host to Chicago

CBOT announced strategic realignment of technology resources

CBOT and SGX announced plans to launch an Asian based electronic commodity derivatives exchange

Outlook

Given current market conditions and what is known today, CBOT Holdings currently expects the following for:

	2006 Full Year	2006 March Quarter
(in millions, except per contract data)

Baseline and other expenses, which equal total operating expenses less volume-based expenses	$265- $275	$68- $71
Non-cash stock compensation expense included in baseline expenses	$ 2.5 - $3.0	$0.4-$0.5

2006 Full Year and March Quarter
Volume-based expenses, which include clearing costs and contracted license fees, per reported contract	$0.106 - $0.109
An overall rate per contract of about	$0.559

The company does not provide an outlook for trading volume or revenue but does report the trading volume daily on its web site at http://www.cbot.com/cbot/pub/page/0,3181,541,00.html.

	4Q 2005	3Q 2005	2Q 2005	1Q 2005	4Q 2004
Trading Days	63	64	64	61	64

AVERAGE RATE PER CONTRACT

	4Q 2005	3Q 2005	2Q 2005	1Q 2005	4Q 2004
PRODUCT:
Interest Rate	0.537	0.469	0.467	0.482	0.386
Agriculture	0.666	0.631	0.643	0.641	0.640
Equity Index	0.789	0.672	0.630	0.578	0.560
Metals, Energy & Other	1.559	1.360	1.312	0.855	0.654
Overall average rate per contract	0.570	0.501	0.499	0.507	0.424
VENUE:
Open-Auction	0.507	0.485	0.483	0.491	0.441
Electronic	0.506	0.411	0.397	0.400	0.315
Off-Exchange	2.299	2.117	2.404	2.131	1.786
Overall average rate per contract	0.570	0.501	0.499	0.507	0.424

AVERAGE DAILY VOLUME (Round Turns, in thousands)

	4Q 2005	3Q 2005	2Q 2005	1Q 2005	4Q 2004
PRODUCT:
Interest Rate	1,951	2,123	2,368	2,356	2,006
Agriculture	331	350	404	373	287
Equity Index	112	103	115	105	99
Metals, Energy & Other	9	5	3	4	5
Total	2,404	2,582	2,889	2,838	2,398
VENUE:
Open-Auction	685	773	940	940	780
Electronic	1,633	1,707	1,843	1,772	1,507
Off-Exchange	86	102	106	126	110
Total	2,404	2,582	2,889	2,838	2,398

TRANSACTION FEES (in thousands)

	4Q 2005	3Q 2005	2Q 2005	1Q 2005	4Q 2004
PRODUCT:
Interest Rate	$65,994	$63,741	$70,733	$69,327	$49,524
Agriculture	13,869	14,150	16,604	14,598	11,761
Equity Index	5,588	4,439	4,627	3,687	3,562
Metals, Energy & Other	908	393	252	184	202
Total	$86,360	$82,722	$92,216	$87,796	$65,050
VENUE:
Open-Auction	$21,885	$23,979	$29,085	$28,185	$22,038
Electronic	52,013	44,872	46,883	43,285	30,413
Off-Exchange	12,462	13,871	16,247	16,325	12,598
Total	$86,360	$82,722	$92,216	$87,796	$65,050

Quarterly Conference Call

Executives of CBOT Holdings Inc. will host a conference call to review its fourth quarter results today, February 9, at 8:00 am ET / 7:00 am CT. The conference call and any accompanying slides will be publicly available via live web cast from the investor relations section of the CBOT Holdings web site at http://www.cbot.com. The web cast will be available for replay at the same address approximately two hours following its conclusion. Those wishing to listen to the live conference via telephone should dial 800.599.9795 (U.S. callers) and 617.786.2905 (International callers) at least 10 minutes before the call begins. To listen to an archived recording after the call, please dial 888.286.8010 (U.S. callers) and 617.801.6888 (International callers).

About the CBOT

As one of the leading global derivative exchanges, the Chicago Board of Trade provides a diverse mix of financial, equity, and commodity futures and options-on-futures products. Building on its 157-year history, the CBOT continues to advance into the future using the strength of deep liquidity, market integrity and member-trader expertise. Using superior trading technology in both electronic and open-auction trading platforms, the CBOT provides premier customer service to risk managers and investors worldwide. For more information visit our web site at www.cbot.com.

Forward Looking Statements

In this release, our use of the words “may,” “will,” “should,” “could,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or other comparable terminology is intended to identify forward-looking statements. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or implied in any forward-looking statements. More detailed information about factors that may affect our performance may be found in filings made by CBOT Holdings, Inc. with the Securities and Exchange Commission, which can be obtained at its web site at www.sec.gov. We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

# # #

CBOT Holdings, Inc. and Subsidiaries

Consolidated Statements of Financial Condition

(unaudited, in thousands)

	12/31/04	03/31/05	06/30/05	09/30/05	12/31/05
ASSETS
Current assets:
Cash and cash equivalents:
Unrestricted	$76,329	$86,619	$101,868	$73,436	$99,575
Held under deposit and membership transfers	14,262	16,439	2,050	862	1,746

Total cash and cash equivalents	90,591	103,058	103,918	74,298	101,321

Restricted cash	7,661	4,025	22,102	17,254	14,031
Short term investments	14,836	14,836	24,700	64,199	239,888
Accounts receivable - net of allowance	34,556	47,775	40,761	38,310	33,671
Income tax receivable	1,557	—	—	—	—
Deferred income taxes	2,219	2,591	2,573	2,974	1,962
Prepaid expenses	20,542	24,388	21,065	21,114	18,410

Total current assets	171,962	196,673	215,119	218,149	409,283

Property and equipment:
Land	34,234	34,234	34,234	34,234	34,234
Buildings and equipment	320,295	322,363	325,161	328,992	333,014
Furnishings and fixtures	188,316	189,825	196,344	197,054	198,083
Computer software and systems	72,662	81,492	84,091	84,112	93,636
Construction in progress	13,702	6,196	8,287	11,440	5,577

Total property and equipment	629,209	634,110	648,117	655,832	664,544
Less accumulated depreciation and amortization	360,038	373,708	387,137	400,110	409,789

Property and equipment - net	269,171	260,402	260,980	255,722	254,755

Other assets - net	19,283	19,162	19,387	19,252	21,829

Total assets	$460,416	$476,237	$495,486	$493,123	$685,867

LIABILITIES AND MEMBERS’ / STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$20,545	$12,837	$14,098	$14,960	$20,455
Accrued clearing services	11,591	13,516	15,003	12,630	11,286
Accrued real estate taxes	7,623	5,994	7,995	9,595	7,730
Accrued payroll costs	6,031	2,882	3,986	5,568	5,946
Accrued exchange fee rebates	2,241	1,527	1,770	2,278	1,200
Accrued employee termination	403	322	273	302	3,784
Accrued liabilities	9,584	9,116	8,566	7,625	7,111
Funds held for deposit and membership transfers	14,262	16,439	24,123	17,230	14,821
Current portion of long-term debt	20,359	20,229	19,726	19,588	19,366
Income tax payable	—	12,012	2,135	1,764	5,751
Other current liabilities	249	4,733	4,700	322	5,183

Total current liabilities	92,888	99,607	102,375	91,862	102,633

Long-term liabilities:
Deferred income tax liabilities	28,484	27,225	25,588	23,468	17,204
Long-term debt	31,074	20,231	19,728	11,810	10,716
Other liabilities	14,379	14,671	15,048	13,412	13,552

Total long-term liabilities	73,937	62,127	60,364	48,690	41,472

Total liabilities	166,825	161,734	162,739	140,552	144,105

Members’ / Stockholders’ equity:
Common stock, $0.001 par value, 52,787 shares issued and outstanding	—	—	49	49	53
Additional paid-in capital	—	—	315,500	315,500	486,990
Retained earnings	—	—	17,198	37,022	54,719
Members’ equity	293,591	314,503	—	—	—

Total members’ / stockholders’ equity	293,591	314,503	332,747	352,571	541,762

Total liabilities and members’ / stockholders’ equity	$460,416	$476,237	$495,486	$493,123	$685,867

CBOT Holdings, Inc. and Subsidiaries

Consolidated Statements of Income

(unaudited, in thousands, except per share data)

	QUARTER ENDED					YTD
	03/31/05	06/30/05	09/30/05	12/31/05	12/31/04	12/31/05	12/31/04
Revenues:
Exchange fees	$66,518	$69,657	$62,696	$68,086	$46,326	$266,957	$202,881
Clearing fees	21,277	22,559	20,027	18,274	18,724	82,137	73,556
Market data	18,522	18,306	18,289	18,765	16,116	73,882	64,234
Building	5,608	5,479	5,595	5,479	6,339	22,161	22,428
Services	3,591	3,623	4,230	3,852	4,255	15,296	13,720
Dues	—	—	—	—	(9,315)	—	—
Other	941	963	1,331	2,905	1,192	6,140	3,374

Total revenues	116,457	120,587	112,168	117,361	83,637	466,573	380,193

Expenses:
Clearing services	16,516	17,378	15,630	14,286	14,593	63,810	54,755
Contracted license fees	1,625	1,780	1,718	1,733	1,593	6,856	6,179
Salaries and benefits	18,633	17,902	18,127	20,488	17,226	75,150	70,046
Depreciation and amortization	13,814	14,231	13,144	13,732	12,254	54,921	46,011
Professional services	4,592	4,558	4,979	6,424	8,795	20,553	27,910
General and administrative expenses	4,922	5,167	5,427	6,059	5,664	21,575	20,302
Building operating costs	6,638	6,514	6,542	6,006	6,502	25,700	24,315
Information technology services	10,677	11,392	10,660	11,870	10,575	44,599	36,953
Programs	2,016	3,089	2,306	3,104	2,671	10,515	10,724
Interest	922	796	633	607	1,049	2,958	4,703
Litigation	—	4,000	—	—	3,500	4,000	3,500
Severance and related costs	114	50	113	3,032	185	3,309	572

Operating expenses	80,469	86,857	79,279	87,341	84,607	333,946	305,970

Income from operations	35,988	33,730	32,889	30,020	(970)	132,627	74,223

Income taxes
Current	16,577	17,002	15,586	17,481	(2,858)	66,646	23,935
Deferred	(1,632)	(1,618)	(2,521)	(5,252)	4,453	(11,023)	8,874

Total income taxes	14,945	15,384	13,065	12,229	1,595	55,623	32,809

Income before equity in unconsolidated subsidiary and minority interest in consolidated subsidiary	21,043	18,346	19,824	17,791	(2,565)	77,004	41,414
Equity in loss of unconsolidated subsidiary - net of tax	(255)	(112)	—	(94)	(106)	(461)	(479)

Minority interest in loss of consolidated subsidiary	—	—	—	—	(50)	—	1,050

Net income	$20,788	$18,234	$19,824	$17,697	$(2,721)	$76,543	$41,985

Earnings per share: (1)
Basic		$0.35	$0.40	$0.34		$1.09
Diluted		$0.35	$0.40	$0.34		$1.09

Weighted average number of common stock shares: (2)(3)
Basic		49,360	49,360	52,079		50,045
Diluted		49,360	49,360	52,116		50,055

(1)     Income used in the calculation of earnings per share, only includes earnings allocated to each reported period after April 22, 2005, the date the CBOT demutualized and became a stock, for-profit company. The amount of income allocated to the period before April 22, 2005 and not included in the calculation of earnings per share was $1,036 for the quarter ended June 30, 2005 and $21,824 for the year ended December 31, 2005.

(2)     CBOT members received an aggregate of 49,360 shares of Class A common stock of CBOT Holdings as a result of the demutualization. Weighted average number of shares used in the calculation is based on the average number of shares outstanding after April 22, 2005 rather than the entire reporting period.

(3)     On October 24, 2005, CBOT Holdings closed an initial public offering of its Class A common stock. The number of shares of Class A common stock outstanding immediately after this offering was 52,787 shares.

Operating expense makeup:
Volume-based	18,141	19,158	17,348	16,019	16,186	70,666	60,934
Baseline	62,214	63,649	61,818	68,290	64,736	255,971	240,964
Other	114	4,050	113	3,032	3,685	7,309	4,072

Total	80,469	86,857	79,279	87,341	84,607	333,946	305,970

CBOT Holdings, Inc. and Subsidiaries

Consolidated Statements of Cash Flows

(unaudited, in thousands)

	QUARTER ENDED					YTD
	03/31/05	06/30/05	09/30/05	12/31/05	12/31/04	12/31/05	12/31/04
Cash flows from operating activities:
Net income	$20,788	$18,234	$19,824	$17,697	$(2,721)	$76,543	$41,985

Adjustments to reconcile net income to net cash flows from operating activities:
Depreciation and amortization	13,814	14,231	13,144	13,732	12,254	54,921	46,011
Deferred income taxes (benefit)	(1,632)	(1,618)	(2,521)	(5,252)	4,454	(11,023)	8,874
Stock-based compensation	—	—	—	1,774	—	1,774	—
Change in allowance for doubtful accounts	230	61	78	(118)	6	251	(228)
Gain / loss on foreign currency transaction	(149)	(172)	(46)	(23)	(172)	(390)	605
Gain / loss on sale or retirement of fixed assets	—	(4)	8	185	142	189	155
Minority interest in loss of subsidiary	—	—	—	—	50	—	(1,050)
Equity in loss of unconsolidated subsidiary	425	188	—	155	178	768	799
Amortization of short term investment discounts	—	(26)	(111)	(1,074)	—	(1,211)	—
Changes in assets and liabilities:
Accounts receivable	(13,993)	4,136	1,596	3,546	2,801	(4,715)	3,923
Income tax receivable / payable	13,569	(9,877)	(371)	3,987	(3,704)	7,308	9,222
Prepaid expenses	(3,846)	3,323	(49)	2,704	(2,303)	2,132	(10,155)
Other assets	(410)	(335)	19	149	(1,270)	(577)	(563)
Accounts payable	(7,708)	1,261	862	5,495	5,246	(90)	(8,825)
Accrued clearing services	1,925	1,487	(2,373)	(1,344)	511	(305)	10,768
Accrued real estate taxes	(1,629)	2,001	1,600	(1,865)	(1,553)	107	(683)
Accrued payroll costs	(3,149)	1,104	1,582	378	934	(85)	903
Accrued exchange fee rebates	(714)	243	508	(1,078)	1,695	(1,041)	(2,110)
Accrued employee termination	(81)	(49)	29	3,482	(202)	3,381	(2,172)
Accrued liabilities	(35)	1,433	(434)	485	(1,048)	1,449	(3,270)
Funds held for deposit and membership transfers	2,177	7,684	(6,893)	(2,409)	7,730	559	8,723
Other current liabilities	4,484	(33)	(4,378)	4,861	(3,578)	4,934	117
Other long-term liabilities	292	377	(1,636)	140	437	(827)	(569)

Net cash flows from operating activities	24,358	43,649	20,438	45,607	19,887	134,052	102,460

Cash flows from investing activities:
Acquisition of property and equipment	(4,932)	(14,702)	(7,777)	(12,825)	(22,646)	(40,236)	(51,254)
Purchase of short term investments	—	(24,674)	(49,285)	(221,038)	(14,836)	(294,997)	(14,836)
Proceeds from short term investments	—	14,836	9,897	46,423	—	71,156	—
Restricted cash	3,636	(18,077)	4,848	3,223	(558)	(6,370)	(7,361)
Proceeds from sale of property and equipment	—	9	—	1	491	10	720
Investment in joint ventures	(6)	(191)	(1)	(3,006)	(175)	(3,204)	(498)

Net cash flows used in investing activities	(1,302)	(42,799)	(42,318)	(187,222)	(37,724)	(273,641)	(73,229)

Cash flows from financing activities:
Repayments of borrowings	(10,713)	—	(7,740)	(1,082)	(1,138)	(19,535)	(19,790)
Net proceeds from initial public offering	—	—	—	169,498	—	169,498	—
Excess tax benefit of stock compensation	—	—	—	222	—	222	—
Capital contributions from members	124	10	—	—	99	134	374
Distribution to partners	—	—	—	—	(1,590)	—	(61,890)

Net cash flows used in financing activities	(10,589)	10	(7,740)	168,638	(2,629)	150,319	(81,306)

Net increase (decrease) in cash and cash equivalents	12,467	860	(29,620)	27,023	(20,466)	10,730	(52,075)

Cash and cash equivalents - beginning of period	90,591	103,058	103,918	74,298	111,057	90,591	142,666

Cash and cash equivalents - end of period	$103,058	$103,918	$74,298	$101,321	$90,591	$101,321	$90,591

Cash paid for:
Interest	$1,089	$297	$1,000	$41	$396	$2,427	$3,742

Income taxes (net of refunds)	$2,837	$26,841	$15,959	$13,394	$323	$59,031	$13,942